Filed pursuant to Rule 497(a)

File No. 333-203147

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Main Street Capital Corporation Pricing Announcement

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Issuer:	Main Street Capital Corporation (“MAIN”)
Expected Ratings:	BBB (stable) S&P*
Format:	SEC Registered
Use of Proceeds:	Repayment of outstanding debt under Credit Facility
Security Type:	Unsecured Notes
Maturity:	5-year fixed rate due Dec 1, 2022
Size:	$185mm
Spread:	UST+262.5bps
Coupon:	4.500%
Reoffer:	$99.156 / 4.690%
Tsy Ref:	UST 2.0% Oct-22s
Tsy Spot:	99-22 ¼ / 2.065%
Opt Redemption:	Make Whole Call: UST+40bps
Active Bookrunners:	RBC / GS
Passive Bookrunners:	Raymond James
Denoms:	$2,000 x $1,000
Settlement:	T+3 (Nov 21, 2017)

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* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of MAIN before investing. The preliminary prospectus supplement dated November 16, 2017, together with an accompanying prospectus, which have been filed with the Securities and Exchange Commission, contain this and other information about MAIN and should be read carefully before investing. The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement is not complete and may be changed.

The preliminary prospectus supplement, the accompanying prospectus and this announcement do not constitute offers to sell or the solicitation of offers to buy nor will there be any sale of the securities referred to in this announcement in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A SHELF REGISTRATION STATEMENT RELATING TO THESE SECURITIES IS ON FILE WITH AND HAS BEEN DECLARED EFFECTIVE BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC). THE OFFERING MAY BE MADE ONLY BY MEANS OF A PROSPECTUS SUPPLEMENT AND AN ACCOMPANYING PROSPECTUS.  YOU MAY GET THESE DOCUMENTS, AS WELL AS THE FINAL PROSPECTUS, PROSPECTUS SUPPLEMENT OR PRICING SUPPLEMENT (WHEN COMPLETED), AS APPLICABLE (SUCH PRELIMINARY AND FINAL DOCUMENTATION TOGETHER THE OFFERING DOCUMENTATION) FOR FREE BY SEARCHING THE SEC ONLINE DATABASE AT: WWW.SEC.GOV.  ALTERNATIVELY, YOU MAY OBTAIN A COPY OF THE OFFERING DOCUMENTATION FROM RBC CAPITAL MARKETS, THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, NEW YORK, NEW YORK  10281, ATTN: DEBT CAPITAL MARKETS OR BY CALLING 866-375-6829 OR FROM GOLDMAN SACHS & CO. LLC, ATTENTION:  PROSPECTUS DEPARTMENT, 200 WEST STREET, NEW YORK, NY 10282, TELEPHONE: 866-471-2526.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED.  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR OTHER EMAIL SYSTEM.